UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 21, 2007

ARCHSTONE-SMITH OPERATING TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-10272	90-0042860
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

9200 E. Panorama Circle, Suite 400, Englewood, CO		80112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 708-5959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On August 21, 2007, Archstone-Smith Trust (“Archstone-Smith”) issued a press release announcing that its common shareholders voted to approve the previously announced merger of Archstone-Smith with and into a subsidiary of River Holding, LP, pursuant to the Agreement and Plan of Merger, dated as of May 28, 2007, as amended, by and among Archstone-Smith, Archstone-Smith Operating Trust, River Holding, LP, River Acquisition (MD), LP, and River Trust Acquisition (MD), LLC. The buyer parties are jointly controlled by affiliates of Tishman Speyer Real Estate Venture VII, L.P. and Lehman Brothers Holdings Inc.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The exhibits required by this item are set forth on the Exhibit Index attached hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHSTONE-SMITH TRUST

Date: August 21, 2007	By:	/s/ Thomas S. Reif
		Name:	Thomas S. Reif
		Title:	Group Vice President and Associate General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1

Press Release dated August 21, 2007 issued by Archstone-Smith Trust (incorporated by reference to Exhibit 99.1 to Archstone-Smith Trust’s Current Report on Form 8-K filed with the SEC on August 21, 2007)